UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): November 27, 2006


                            KEEWATIN WINDPOWER CORP.
             (Exact name of registrant as specified in its charter)


          Nevada                   333-126580                      Pending
(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)            File Number)               Identification No.)


409 Granville Street, Suite 603, Vancouver, B.C., Canada            V6C 1T2
     (Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (778) 835-7980

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
    CFR240.14d-2(b))

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17
    CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))
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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to a subscription agreement dated November 15, 2006 with EH & P Investments AG, we have sold 715,000 shares of our common stock for $0.70 each, for aggregate proceeds of $500,500. We also agreed to pay a finder's fee of 10% in shares in connection with the financing.

We intend to use the proceeds from the sale for pre-development costs in connection with our proposed wind power development project located in southwestern Saskatchewan.

REGULATION S COMPLIANCE

The shares of common stock were issued pursuant to Regulation S of the Securities Act of 1933. The certificate representing the common shares bear a restrictive legend in accordance with Regulation S. In addition, we and the purchaser have complied with the following requirements of Regulation S:

1.   the offer or sale was made in an offshore transaction;

2.   we did not make any directed selling efforts in the United States;

3. no offer or sale was made to a U.S. person or for the account or benefit of a U.S. person;

4. the purchaser of the securities certified that it was not a U.S. person and was not acquiring the securities for the account or benefit of any U.S. person;

5. the purchaser of the securities agreed to resell such securities only in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration; and agreed not to engage in hedging transactions with regard to such securities unless in compliance with the Act; and

6. we are required to refuse to register any transfer of the securities not made in accordance with the provisions of Regulation S pursuant to registration under the Act, or pursuant to an available exemption from registration.

SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

Immediately following the filing of this current report on Form 8-K, we shall issue a press release detailing the material changes in our affairs indicated in this report. A copy of the press release regarding the foregoing is furnished as
Exhibit 99.1 to this Form 8-K.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

        A.  Financial Statements - None

        B.  Exhibits -  99.1 News Release

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 29, 2006                KEEWATIN WINDPOWER CORP.



                                       By: /s/ Chris Craddock
                                          -------------------------------
                                          Chris Craddock, President


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